Trade and Other Payables	12 Months Ended
Jun. 30, 2023
Subclassifications of assets, liabilities and equities [abstract]
Trade and Other Payables	Trade and other payables
Accounting policy
The group accrues for the cost of the leave days granted to employees during the period in which the leave days accumulate.

	SA Rand
Figures in million	2023	2022
Financial liabilities
Trade payables	1 205	1 266
Lease liability – current[1]	216	197
Other liabilities[2]	601	328
Non-financial liabilities
Payroll accruals	888	832
Leave liabilities (a)	794	770
Shaft-related liabilities[3]	1 016	841
Other accruals	173	92
Value added tax	176	156
Income and mining tax[4]	169	12
Total trade and other payables	5 238	4 494
[1]Refer to note 28 for an analysis of the lease liability.
[2]Increase year on year is predominantly due to receipts on behalf of third parties in terms of toll treatment agreements increasing by R195 million.
[3]The increase in certain cost categories contributed to the change year on year – refer to note 4 and 6 respectively.
[4]Refer to note 12 for further detail on the movement.

(a)    Employee entitlements to annual leave are recognised on an ongoing basis. An accrual is made for the estimated liability for annual leave as a result of services rendered by employees up to the balance sheet date. The movement in the liability recognised in the balance sheet is as follows:

	SA Rand
Figures in million	2023	2022
Balance at beginning of year	770	731
Benefits paid	(803)	(762)
Total expense per income statement	807	787
Translation loss	20	14
Balance at end of year	794	770